United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CLS HOLDINGS USA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CLS Holdings USA, Inc.

11767 South Dixie Highway, Suite 115

Miami, Florida 33156

(888) 438-9132

September 28, 2020

Dear Stockholder:

On behalf of the Board of Directors and management of CLS Holdings USA, Inc., you are cordially invited to join us at the 2020 Annual Stockholders Meeting to be held at 11:00 a.m. local time on November 16, 2020 at the offices of Nelson Mullins Riley & Scarborough LLP, 2 South Biscayne Blvd., 21st Floor, Miami, FL 33131. In light of the COVID-19 pandemic, anyone who attends the 2020 Annual Meeting in person will be required to wear a mask and may be subject to heightened health screening procedures. Only one person per stockholder and, if necessary, one additional person providing necessary assistance to such stockholder (such as a caregiver) will be admitted to the 2020 Annual Meeting.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting, and our Annual Report on Form 10-K for the fiscal year ended May 31, 2020. We also will report on matters of current interest to our stockholders.

At this year’s meeting, you will be asked to:

(1)	elect one director nominee to serve for a one-year term as a Class I director;
(2)	elect one director nominee to serve for a two-year term as a Class II director;
(3)	elect one director nominee to serve for a three-year term as a Class III director;
(4)	ratify the appointment of our independent registered public accounting firm for our fiscal year ending May 31, 2021;
(5)	approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
(6)	recommend, on an advisory basis, the preferred frequency for future non-binding advisory votes to approve the compensation of the Company’s named executive officers; and
(7)	transact such other business as may properly come before the 2020 Annual Meeting, or any adjournments or postponements thereof.

The Board of Directors recommends: the election of all three nominees for director, an advisory vote on compensation every three years, and approval of each of the other proposals.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the 2020 Annual Meeting, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone, or by completing, signing and promptly returning a proxy card, or you may vote in person at the 2020 Annual Meeting.

Thank you for your continuing support of CLS Holdings USA, Inc. and its vision.

Sincerely,

Jeffrey Binder

Chairman and CEO

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CLS HOLDINGS USA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 16, 2020

To the Stockholders of CLS Holdings USA, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “2020 Annual Meeting”) of CLS Holdings USA, Inc., a Nevada corporation (the “Company”), will be held at the offices of Nelson Mullins Riley & Scarborough LLP, 2 South Biscayne Blvd., 21st Floor, Miami, FL 33131 at 11:00 a.m. local time on Monday, November 16, 2020 for the following purposes:

1.	Election of one Class I Director;
2.	Election of one Class II Director;
3.	Election of one Class III Director;
4.	Ratification of the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021;
5.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers;
6.	Recommendation, on an advisory basis, of the preferred frequency for future non-binding advisory votes to approve the compensation of the Company’s named executive officers; and
7.	Transaction of such other business as may properly come before the 2020 Annual Meeting, or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on September 18, 2020 as the record date for determining those stockholders entitled to notice of, and to vote at, the 2020 Annual Meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please vote using our secure online voting website or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided for that purpose as promptly as possible.

By Order of the Board of Directors,

Jeffrey I. Binder, Chairman and Chief Executive Officer

Miami, Florida

September 28, 2020

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE 2020 ANNUAL MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE 2020 ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES AT THE MEETING.

ANY STOCKHOLDER WHO ATTENDS THE 2020 ANNUAL MEETING IN PERSON WILL BE REQUIRED TO WEAR A MASK OR CLOTH FACE COVERING IN ACCORDANCE WITH STATE AND LOCAL ORDERS AND GUIDANCE, AND MAY BE SUBJECT TO ADDITIONAL HEALTH SCREENING REQUIREMENTS, INCLUDING RESPONDING TO QUESTIONS ABOUT COVID-19 SYMPTOMS IN ADVANCE OF ATTENDANCE AND AN INFRARED THERMOMETER CHECK.

The Company’s notice of annual meeting, proxy statement and 2020 Annual Report on Form 10-K are available on the Internet at www.proxyvote.com.

ii

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
GENERAL INFORMATION	1
PROPOSALS 1, 2, AND 3: ELECTION OF CLASS I, CLASS II and CLASS III DIRECTORS	5
MANAGEMENT AND CORPORATE GOVERNANCE	7
EXECUTIVE COMPENSATION	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	13
REPORT OF THE AUDIT COMMITTEE	15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	16
PROPOSAL FOUR: RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2021	17
PROPOSAL FIVE: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	18
PROPOSAL SIX: RECOMMENDATION, ON AN ADVISORY BASIS, OF THE PREFERRED FREQUENCY FOR FUTURE NON-BINDING ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	19
STOCKHOLDERS MATTERS	20
OTHER BUSINESS	20
HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS	21

iii

CLS HOLDINGS USA, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 16, 2020

PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of CLS Holdings USA, Inc. of proxies to be voted at our 2020 Annual Meeting of Stockholders to be held on November 16, 2020, at 11:00 a.m. local time at the offices of Nelson Mullins Riley & Scarborough LLP, 2 South Biscayne Blvd., 21st Floor, Miami, FL 33131, and at any postponements or adjournments thereof. In this proxy statement, CLS Holdings USA, Inc. is referred to as the “Company,” “we,” “our” or “us.”

The approximate date that this proxy statement and the enclosed form of proxy are first being made available or mailed to our stockholders is September 28, 2020.  You should review the information provided in this proxy statement with our Annual Report on Form 10-K for the fiscal year ended May 31, 2020, which is being made available or delivered to stockholders simultaneously with this proxy statement. Stockholders may access our proxy materials at www.proxyvote.com or on our website at www.clsholdingsinc.com.

GENERAL INFORMATION

Who is entitled to vote at the 2020 Annual Meeting?

Your board has set the close of business on September 18, 2020 as the record date for determining those stockholders entitled to notice of, and to vote on, all matters that may properly come before the 2020 Annual Meeting. As of the record date, the Company had 126,521,416 outstanding shares of common stock entitled to notice of, and to vote at, the 2020 Annual Meeting. No other securities are entitled to vote at the 2020 Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the 2020 Annual Meeting.

What are the voting rights of stockholders?

Each stockholder of record is entitled to one vote for each share of our common stock that is owned as of the close of business on the record date on all matters to come before the 2020 Annual Meeting. Under our Amended and Restated Articles of Incorporation as amended (the “Articles of Incorporation”), stockholders do not have cumulative voting rights in the election of directors.

How many votes must be present to hold the 2020 Annual Meeting?

To conduct business at the 2020 Annual Meeting, a quorum must be present. The attendance, in person or by proxy, of holders of a majority of the outstanding shares of our common stock entitled to vote on the matters being considered at the 2020 Annual Meeting is necessary to constitute a quorum. For purposes of determining whether a quorum exists, we count proxies marked “abstain” as to a particular proposal as being present at the meeting. Shares represented by a proxy as to which there is a “broker non-vote” (that is, where a broker holding your shares in “street” or “nominee” name indicates to us on a proxy that you have not given the broker the authority to vote your shares on non-routine matters), will also be considered present at the meeting for purposes of determining whether a quorum exists.

How do I vote my shares?

We use the “Notice and Access” method of providing proxy materials to our shareholders via the Internet. We believe that this process provides you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about September 28, 2020, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy statement and Form 10-K and vote electronically via the Internet. The Notice will also contain instructions on how to receive a paper copy of your proxy materials.

To vote by mail, please sign, date and return as soon as possible the proxy card, enclosed with your proxy materials or delivered to you if you request proxy materials in paper form. An envelope with postage paid, if mailed in the United States, is or will be provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by Internet as described above, you do not need to mail a proxy.

You may vote by ballot in person at the 2020 Annual Meeting. If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a legal proxy from that organization and bring it to the 2020 Annual Meeting. Even if you plan to attend the 2020 Annual Meeting, you are encouraged to submit a proxy card or vote by Internet to ensure that your vote is received and counted. If you vote in person at the 2020 Annual Meeting, your prior proxy will be revoked.

Will my shares be voted if I do not provide instructions to my broker or nominee?

Brokers, banks or other nominees who hold shares of our common stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner prior to the 2020 Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. The only proposal to be voted on at the 2020 Annual Meeting that is considered a routine proposal is Proposal 4 regarding the ratification of the Audit Committee’s appointment of M&K CPAs, PLLC as our independent registered public accounting firm for the fiscal year ending May 31, 2021. All other proposals to be voted on at the 2020 Annual Meeting are considered non-routine. Therefore, your broker has the discretion to vote your shares on Proposal 4 but does not have discretion to vote your shares on the other proposals.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the 2020 Annual Meeting in accordance with your wishes. If you do not provide instructions to your bank or brokerage firm, your shares will not be voted, except on Proposal 4.

What vote is required?

The election of the Board’s nominees to the Board of Directors at the 2020 Annual Meeting is expected to be an uncontested election. Our Amended and Restated Bylaws (the “Bylaws”) require that directors be elected by a plurality of the votes cast at any meeting of stockholders. A plurality means that the candidate with the most votes for his or her election, even if less than a majority of those cast, is elected to the Board of Directors. Stockholders are not permitted to vote against a candidate. For purposes of determining whether a quorum is present, votes cast include votes to “withhold” and exclude abstentions with respect to that director’s election.

Proposal 4 will be ratified if votes in favor of the proposal exceed the votes against the proposal. Abstentions will not count as either votes for or against Proposal 4. Proposals 5 and 6 are non-binding advisory proposals.

How does the Board of Directors recommend that I vote?

Your board unanimously recommends that you vote as follows:

	Proposal	Board Recommendation	For More Information, See Page

(1)-(3)	Election of three directors	FOR EACH NOMINEE	5

(4)	Ratification of the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021	FOR	18

(5)	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers	FOR	19

(6)	Recommendation, on an advisory basis, of the preferred frequency for future non-binding advisory votes to approve the compensation of the Company’s named executive officers	3 YEARS	20

We will also consider other business, if any, that is properly presented at the 2020 Annual Meeting. At the time of availability of this proxy statement, however, we are not aware of any matters to be presented at the 2020 Annual Meeting other than those described in this proxy statement.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but abstentions will not be counted as votes cast for or against any given matter.

What does it mean if I receive more than one proxy card or voting instruction form?

If you hold your shares in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please vote using each proxy card or voting instruction form you receive or, if you vote by Internet, you will need to enter each of your Control Numbers. Remember, you may vote by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Who will solicit proxies on behalf of the Board?

Proxies may be solicited on behalf of the Board of Directors by our directors, officers and regular employees, who will not receive any additional compensation for solicitation activities. The solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail, and personal solicitation by our directors, officers or other regular employees. You may also be solicited by press releases issued by us, additional mailings and postings on our corporate website. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional soliciting materials furnished to stockholders, will be borne by us. The solicitation materials will be made available or furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names that are beneficially owned by others, so that they may provide access to or forward such solicitation materials to beneficial owners. In addition, we will reimburse these persons for their reasonable expenses in providing access to or forwarding these materials to the beneficial owners upon request.

May I attend the 2020 Annual Meeting?

Only holders of our shares as of the record date are entitled to attend the 2020 Annual Meeting. If you are a shareholder of record attending in person, please be prepared to provide proper identification, such as a driver’s license or state identification card. All shareholders will need proof of identification along with proof of stock ownership and their proxy card to enter the 2020 Annual Meeting. Beneficial owners of shares held in “street name” who wish to attend the meeting must present proof of ownership of our common stock as of the record date, such as via a bank or brokerage account statement, and will only be able to vote at the 2020 Annual Meeting if they have a proxy, executed in their favor, from the stockholder of record (the bank, brokerage firm, or other nominee) giving them to right to vote the shares at the 2020 Annual Meeting. Only one person per stockholder and, if necessary, one additional person providing necessary assistance to such stockholder (such as a caregiver) will be admitted to the 2020 Annual Meeting. We reserve the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date.

In keeping with federal and local guidance regarding the COVID-19 pandemic, anyone who attends the 2020 Annual Meeting in person will be required to wear a mask to enter the building at which the 2020 Annual Meeting will be held and during the meeting. Attendees are encouraged to bring their own mask, however, we will endeavor to provide a face mask to each attendee who needs one. In addition, attendees may be subject to heightened health screening procedures. It is expected that our venue will require attendees to be screened prior to admission to the 2020 Annual Meeting, which could include a temperature scan and a questionnaire concerning potential exposure to COVID-19 and the presence, or absence, of symptoms associated with COVID-19. Any individual who refuses to complete a questionnaire, who refuses to wear a mask or to submit to a screening, who answers a screening question affirmatively, or who displays any symptoms that could be related to COVID-19, may be refused entry or removed from the 2020 Annual Meeting. If you plan to attend in person, we strongly encourage you to contact our Corporate Secretary at (816) 305-8603 prior to the meeting to obtain a questionnaire and receive other required procedures for entrance into the meeting.

May I record or take pictures at the 2020 Annual Meeting?

No cameras, recording equipment, sound equipment or video equipment will be permitted in the meeting room. No large bags, briefcases or packages will be permitted at the 2020 Annual Meeting.

Can the 2020 Annual Meeting date be changed?

The 2020 Annual Meeting may not be adjourned, unless approved by the holders of a majority of the shares represented and entitled to vote at the 2020 Annual Meeting. If adjourned, adjournment would be announced at the 2020 Annual Meeting. If we postpone the 2020 Annual Meeting, we will announce the new date, time and location of the 2020 Annual Meeting by press release prior to the 2020 Annual Meeting.

Where and when will I be able to find the voting results?

You can find the official results of voting at the 2020 Annual Meeting in our Current Report on Form 8-K that we will file with the Securities and Exchange Commission (“SEC”) following the 2020 Annual Meeting.

What information is available on the Internet?

A copy of this proxy statement and our 2020 Annual Report on Form 10-K are available for download free of charge at www.proxyvote.com.

Our website address is www.clsholdingsinc.com. We use our website as a channel of distribution for important Company information. Important information, including press releases, analyst presentations and financial information regarding us is routinely posted and accessible on the Investors subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investors subpage of our website.

In addition, we make available on the Investors subpage of our website (under the link “SEC Filings”) free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, ownership reports on Forms 3 and 4 and any amendments to those reports, as soon as practicable after we electronically file such reports with the SEC. Further, copies of our Articles of Incorporation and Bylaws and the charter for the Audit Committee of our Board of Directors are also available on the Investors subpage of our website (under the link “Governance”).

Who can answer my questions?

Your vote at the 2020 Annual Meeting is important, no matter how many or how few shares you own. Please sign and date your enclosed proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have questions or require assistance in the voting of your shares, please call our Corporate Secretary, Andrew Glashow, at (816) 305-8603.

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of our proxy statement and our Annual Report on Form 10-K for the fiscal year ended May 31, 2020 are available on our website at www.clsholdingsinc.com and also may be obtained by contacting our Corporate Secretary by phone at (816) 305-8603 or by mail sent to the Corporate Secretary, 11767 South Dixie Highway, Suite 115, Miami, Florida 33156.

PROPOSALS 1, 2 AND 3

ELECTION OF CLASS I, CLASS II AND CLASS III DIRECTORS

The board currently consists of three (3) members and is divided into three classes with each class of directors serving a staggered three-year term. Frank Koretsky’s term as a director expired in 2016, Jeff Binder’s term expired in 2017, and Andrew Glashow’s term expired in 2018, but each of them continues to hold office until his successor is elected.

Nominees for Election to the Board

Our Board of Directors has nominated Frank Koretsky for election at the 2020 Annual Meeting as a Class I director, to serve until the 2021 annual meeting of stockholders and until his successor has been duly elected and qualified or his earlier resignation, removal, retirement, disqualification or death.

Our Board of Directors has nominated Andrew Glashow for election at the 2020 Annual Meeting as a Class II director, to serve until the 2022 annual meeting of stockholders and until his successor has been duly elected and qualified or his earlier resignation, removal, retirement, disqualification or death.

Our Board of Directors has nominated Jeffrey Binder for election at the 2020 Annual Meeting as a Class III director, to serve until the 2023 annual meeting of stockholders and until his successor has been duly elected and qualified or his earlier resignation, removal, retirement, disqualification or death.

Unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy card to that effect, the persons named as proxies on the enclosed proxy card will, upon receipt of a properly executed proxy card, vote to elect each of the nominees for the term described above. The Board of Directors knows of no reason why these nominees should be unable or unwilling to serve, but if that should be the case, proxies will be voted for the election of such substitutes as the Board of Directors may designate.

Background Information on Nominees

 Jeffrey Binder, Chairman, President, Chief Executive Officer and Director

Mr. Binder, age 73, was one of the individuals who founded CLS Labs in 2014 and he has served as its Chairman, President, Chief Executive Officer and a director since its inception. Upon CLS Labs’ acquiring control of the Company on November 12, 2014, Mr. Binder was appointed Chairman, President, Chief Executive Officer and a director of the Company. He continues to serve in these roles. Since 2008, Mr. Binder has served as founder, Chairman and President of Power 3 Network, Inc., a company that develops websites and back offices for home-based businesses. In 2003, Mr. Binder founded Infinity 8, Inc., a software development company, where he served as its Chairman, Treasurer and a director until 2011. In addition to his employment history, Mr. Binder has invested in and mentored several start-up and mid-stage companies through his private holding company, JeMJ Financial Services, Inc., which he formed in 1988 and for which he serves as Chairman, President and a director. Through JeMJ, Mr. Binder invested in GGL Industries, Inc., a private holding company that owned Sterling Yacht and Classic Motor Carriages, as well as various other companies, and had extensive real estate holdings. Mr. Binder received his Juris Doctorate from the National Law Center, George Washington University, in 1971, where he received the honor of membership in the Order of the Coif. He also served as a legislative assistant to Adlai Stevenson II, a United States Senator for Illinois, and practiced Law at Sonnenschein Nath & Rosenthal, LLP, Chicago, Illinois for five years.

Mr. Binder’s prior experience as our Chief Executive Officer and a member of our Board of Directors puts him in an excellent position to continue to contribute to our success. Furthermore, we also believe that Mr. Binder’s prior successes in founding, financing and developing start-up and mid-stage businesses provide him with the knowledge and skills necessary to lead us in our future endeavors.

 Frank Koretsky, Director

Mr. Koretsky, age 58, is a founder and has served as a director of CLS Labs since its formation in 2014. Upon consummation of the Merger, Mr. Koretsky was also appointed a director of the Company. Mr. Koretsky may serve as a consultant to the Company in the future. Since 1995, Mr. Koretsky has served as the President of East Coast News Corp., a leading company in the adult product distribution industry.

As a result of Mr. Koretsky’s business experience, he brings a strong background in management, marketing and branding to the Company, which we believe will allow him to make a valuable contribution to the strategic growth of our brand and footprint.

 Andrew Glashow, President, Chief Operating Officer and Director

Mr. Glashow, age 57, was appointed to serve as our President and Chief Operating Officer commencing on March 1, 2019. Mr. Glashow has served as a partner in Star Associates, LLC, a corporate finance firm specializing in the placement of capital for small and emerging growth companies, since March 2018. Prior to forming Star Associates, Mr. Glashow was a founding partner of New World Merchant Partners LLC, a capital markets and business advisory firm, and served as a Managing Director since its inception in September 2009. Mr. Glashow is an investment banker specializing in microcap transactions in the $5 million to $50 million range. He has in excess of twenty-five years of experience in the capital markets and in all phases of business start-up and growth, including feasibility studies, business plans, equity and debt funding, private placements, reverse mergers and IPOs. Mr. Glashow has worked with many investment banking firms and maintains close relationships with decision makers at several of them. Mr. Glashow has served as CEO and President of multiple companies that he helped capitalize. Mr. Glashow is a graduate of the University of New Hampshire’s Whitemore School of Business and Economics.

We believe Mr. Glashow’s extensive experience in growing businesses and in corporate finance will allow him to be a valuable member of our Board of Directors and contribute to the realization of our strategic vision.

Vote Required and Recommendation

The nominees for election to the Board of Directors are elected by a plurality of the votes cast at the 2020 Annual Meeting. A plurality means that the candidate with the most votes for his or her election, even if less than a majority of those cast, is elected to the Board of Directors. Stockholders are not permitted to vote against a candidate. Votes to “withhold” authority and abstentions with respect to that director’s election do not impact the plurality vote. Therefore, since the current nominees are uncontested, there is no set number of votes that must be obtained to elect each nominee and a single vote for each candidate will result in his election. Stockholders do not have the right to cumulate their votes for directors. A broker non-vote with respect to the election of a nominee to the Board of Directors will not be voted with respect to such nominee, although it will be counted for purposes of determining whether a quorum is present.

The Board of Directors unanimously recommends you vote FOR each of the nominees for director set forth above.

MANAGEMENT AND CORPORATE GOVERNANCE

Board and Officer Structure

Our Articles of Incorporation provide that the Board of Directors be divided into three classes with each class serving a staggered three-year term. The term of Class I directors expired at our 2018 annual meeting, the term of Class II directors expired at our 2016 annual meeting, and the term of Class III directors expired at our 2017 annual meeting. Andrew Glashow serves as the sole member of Class I, Frank Koretsky serves as the sole member of Class II and Jeffrey Binder serves as the sole member of Class III. We did not hold annual meetings between 2015 and 2019 due to our desire to conserve cash and focus on financing the Company. As a result, all of our directors are continuing to serve as directors because their successors have not been elected. Executive officers are appointed by the Board of Directors and serve at its pleasure. None of our directors is independent, as that term is defined by Nasdaq rules. None of our directors is a financial expert, as that term is defined by the SEC. As of the date of this report, our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Age	Title	Term Expires
Jeffrey Binder	73	Chairman, Chief Executive Officer and Director	2017*
Frank Koretsky	58	Director	2016*
Andrew Glashow	57	President, Chief Operating Officer and Director	2018*
Gregg Carlson	63	Chief Financial Officer and Controller of Alternative Solutions	--

* Messrs. Binder, Koretsky, and Glashow continue to serve as directors until the 2020 Annual Meeting.

 Gregg Carlson, Chief Financial Officer and Controller of Alternative Solutions, LLC

Mr. Carlson was appointed to serve as our Chief Financial Officer commencing on May 1, 2019. Between April 8, 2019 and this appointment, Mr. Carlson served as the Controller of Alternative Solutions. Before joining Alternative Solutions, Mr. Carlson was the Financial Controller of Integral Associates, LLC, a retail and wholesale cannabis operator in the State of Nevada, from 2018 to 2019, where he assisted in the sale of this company to a public company in the cannabis industry. Between 2017 and 2018, Mr. Carlson served as the Director of Finance at 777 U.S. Inc., the owner of a casino, restaurant and hotel in Carson City Nevada. From 2016 until 2017, he was the Controller at Basic Management, Inc., a real estate developer located in Henderson, Nevada. Between 2015 and 2016, Mr. Carlson was a consultant and the acting CFO of Gaming Ventures of Las Vegas, Inc., a privately held casino known as Club Fortune Casino. From 2012 through 2015, Mr. Carlson served as the Director of Accounting at the law firm of Lionel Sawyer & Collins. Mr. Carlson earned a Bachelor of Science in Business Administration with a major in Accounting from the University of Nevada and is a Certified Public Accountant.

Board Independence and Committees

We are not currently listed on any U.S. national securities exchange or quoted on an inter-dealer quotation system that has a requirement that certain of the members of the Board of Directors be independent. In evaluating the independence of its members and the composition of its planned committees, the Board of Directors utilizes the definition of “independence” developed by the Nasdaq Stock Market and in SEC rules, including the rules relating to the independence standards in audit committee members and the non-employee director definition of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has determined that none of its current members is independent.

Our Board of Directors has appointed Jeffrey Binder, Frank Koretsky and Andrew Glashow to serve on our audit committee (the “Audit Committee”). Mr. Glashow serves as chairman of the Audit Committee. We currently do not have nominating or compensation committees, or committees performing similar functions, nor do we have a written nominating or compensation committee charter. Our Board of Directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by the entire Board of Directors.

The Board of Directors expects to continue to evaluate whether and to what extent the members of the Board of Directors are independent. The Company intends to appoint persons to the Board of Directors who will meet the corporate governance requirements imposed by a national securities exchange. Therefore, the Company expects that in the future a majority of our directors will be independent directors of which at least one director will qualify as an “audit committee financial expert,” within the meaning of SEC rules.

Additionally, the Board of Directors expects to appoint a governance committee and compensation committee and to adopt charters relative to each such committee in the future.

Code of Ethics

In order to conserve cash, we have not adopted a written code of ethics. Nevertheless, the Board of Directors expects to adopt a code of ethics shortly that is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

EXECUTIVE COMPENSATION

We qualify as a “smaller reporting company” under the rules promulgated by the SEC, and we have elected to comply with the disclosure requirements applicable to smaller reporting companies. Accordingly, this executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

As a smaller reporting company, we are required to disclose the executive compensation of our named executive officers, which consist of the following individuals, for the fiscal years ended May 31, 2019 and May 31, 2020, respectively: (i) any individual serving as our principal executive officer or acting in a similar capacity, during the fiscal year ended May 31, 2020; (ii) the two other most highly compensated executive officers of the Company serving as executive officers at the end of the most recently completed fiscal year; and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of the most recently completed fiscal year.

Summary Compensation Table

The following table discloses compensation paid or to be paid to our named executive officers for the fiscal years ended May 31, 2020 and May 31, 2019.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation ($)	All Other Compensation ($)		Total ($)

Jeffrey Binder,	2020	183,333	—	—		—	—	—		183,333
Chairman, and Chief Executive Officer	2019	150,000	—	—		—	—	—		150,000

Andrew Glashow,	2020	229,667	65,000	26,938	(2)	—	—	22,800	(3)	344,405
President and Chief Operating Officer (1)	2019	58,333	—	26,938	(2)	—	—	357,800	(3)(4)	443,071

Benjamin Sillitoe	2020	75,000	—	29,583	(6)	—	—	—		104,583
Former Chief Executive Officer of CLS Nevada, Inc. (5)	2019	138,750	—	325,417	(6)	—	—			464,167

1

Mr. Glashow and the Company entered into an employment agreement on March 1, 2019 at which time he was appointed President and Chief Operating Officer. Mr. Glashow had previously served as a consultant to and director of the Company.

2

Pursuant to his employment agreement, Mr. Glashow was granted 500,000 shares of restricted common stock with a fair value of $215,500, which fully vest in two equal annual installments on March 1, 2020 and on March 1, 2021, assuming that Mr. Glashow remains employed by us on such dates or we have removed him prior to such vesting date or dates without cause.

3	Represents an automobile allowance of $1,000 per month and health insurance costs equal to $900 per month.

4

Amount represents payments made to Mr. Glashow as a consultant to the Company, including a bonus earned in connection with the closing of our acquisition of Alternative Solutions, LLC, in the amount of $250,000.

5

Mr. Sillitoe and the Company entered into an employment agreement on July 31, 2018 and he was appointed Chief Executive Officer of CLS Nevada, Inc. effective July 1, 2018. Mr. Sillitoe’s employment was terminated effective June 30, 2020.

6	Pursuant to his employment agreement, Mr. Sillitoe was granted 500,000 shares of restricted common stock with a fair value of $355,000, which fully vested on July 1, 2019.

Narrative Disclosure to Summary Compensation Table

We currently do not have a stock option plan or any other incentive plan that provides for compensation intending to serve as an incentive for performance except as provided in the employment agreements of Messrs. Binder, Sillitoe, and Glashow.

The following is a narrative discussion of our officers’ employment agreements that we believe is necessary to understand the information disclosed in the foregoing Summary Compensation Table with respect to fiscal years ended May 31, 2020 and 2019, and which relates to executive officers we hired after the end of the most recent fiscal year.

Employment Agreements

CLS Labs and Jeffrey Binder entered into a five-year employment agreement effective October 1, 2014. Under the agreement, Mr. Binder serves as CLS Labs’ Chairman, President and Chief Executive Officer and is entitled to receive an annual salary of $150,000. Under the agreement, Mr. Binder is also entitled to receive a performance bonus equal to 2% of CLS Labs’ annual EBITDA, up to a maximum annual cash compensation of $1 million (including his base salary), and annual stock options, exercisable at the fair market value of CLS Labs’ common stock on the date of grant, in an amount equal to 2% of its annual EBITDA up to $42.5 million and 4% of its annual EBITDA in excess of $42.5 million.

On April 28, 2015, Mr. Binder, CLS Labs and the Company entered into an addendum to Mr. Binder’s employment agreement whereby Mr. Binder agreed that following the Merger, in addition to his obligations to CLS Labs, he would serve the Company and its subsidiaries in such roles as the Company may request. In exchange, the Company agreed to assume the obligations of CLS Labs to grant Mr. Binder annual stock options, as referenced above. Mr. Binder continues to receive an annual salary of $150,000 from CLS Labs for serving as its Chairman, President and Chief Executive Officer. Mr. Binder deferred all of the $250,000 in salary payable to him under his employment agreement through May 31, 2016. On July 20, 2016 and March 31, 2017, we issued Mr. Binder convertible promissory notes in exchange for $250,000 and $112,500 in deferred salary, respectively, among other amounts owed to Mr. Binder by the Company.

Effective October 1, 2019, CLS Labs, Inc., the Company, and Mr. Binder entered into an amendment to Mr. Binder’s employment agreement to provide that the Company would assume all obligations of CLS Labs under the employment agreement. The amendment also extends the term of Mr. Binder’s employment agreement by three years instead of relying on the automatic one-year renewal provision in the employment agreement and increases Mr. Binder’s annual base salary to $200,000. Additionally, the amendment provides for certain change of control provisions, including a payment of up to three years base salary and bonuses up to a maximum of $1,000,000, if Mr. Binder resigns or is terminated in connection with a change in control of the Company. In connection with the amendment, the parties also amended and restated that certain Confidentiality, Non-Compete and Property Rights Agreement entered into by and between RJF Labs, Inc. (now CLS Labs), and Mr. Binder effective as of July 16, 2014.

On July 31, 2018, CLS Nevada, Inc. and Mr. Sillitoe entered into a one-year employment agreement. Pursuant to the agreement, Mr. Sillitoe commenced serving as CLS Nevada’s Chief Executive Officer effective July 1, 2018. Under the agreement, Mr. Sillitoe is entitled to receive an annual salary of $150,000. Further, he is entitled to receive a performance bonus equal to 2% of CLS Nevada’s annual EBITDA, and annual restricted stock awards of our common stock in an amount equal to 3% of CLS Nevada’s annual EBITDA. Additionally, Mr. Sillitoe is entitled to a one-time signing bonus of 500,000 shares of restricted common stock of the Company, which shall become fully vested one year from the effective date of this agreement assuming Mr. Sillitoe remains employed by CLS Nevada on such date. Effective July 1, 2018, and in connection with the employment agreement, Mr. Sillitoe and the Company entered into a Confidentiality, Non-Compete and Proprietary Rights Agreement. Pursuant thereto, Mr. Sillitoe agreed (i) not to compete with the Company or CLS Nevada during the term of his employment and, unless he is terminated without cause, for a period of one year thereafter, (ii) not to release or disclose the Company’s or CLS Nevada’s confidential information, and (iii) to assign the rights to all work product to CLS Nevada, among other terms.

On July 31, 2019, CLS Nevada and Mr. Sillitoe entered into an amendment to his employment agreement to effect the original intention of the parties that the bonus provided for in Mr. Sillitoe’s employment agreement shall be based on the financial performance of Alternative Solutions and not of CLS Nevada. Mr. Sillitoe’s employment terminated effective June 30, 2020 after CLS Nevada notified him that it would not renew his employment agreement.

CLS Nevada and Mr. Decatur entered into a one-year employment agreement on July 31, 2018. Pursuant to the agreement, Mr. Decatur commenced serving as CLS Nevada’s Chief Operating Officer on July 1, 2018. Under the agreement, Mr. Decatur is entitled to receive an annual salary of $150,000. Further, he is entitled to receive a performance bonus equal to 2% of CLS Nevada’s annual EBITDA, and annual restricted stock awards of our common stock in an amount equal to 3% of CLS Nevada’s annual EBITDA. Additionally, Mr. Decatur is entitled to a one-time signing bonus of 50,000 shares of restricted common stock of the Company, which shall become fully vested one year from the effective date of the agreement assuming Mr. Decatur remains employed by CLS Nevada on such date. Effective July 1, 2018, and in connection with the employment agreement, Mr. Decatur and the Company entered into a Confidentiality, Non-Compete and Proprietary Rights Agreement. Pursuant thereto, Mr. Decatur agreed (i) not to compete with the Company or CLS Nevada during the term of his employment and, unless he is terminated without cause, for a period of one year thereafter, (ii) not to release or disclose the Company’s or CLS Nevada’s confidential information, and (iii) to assign the rights to all work product to CLS Nevada, among other terms.

On May 14, 2019, CLS Nevada and Mr. Decatur entered into an amendment to his employment agreement to extend the term of Mr. Decatur’s employment agreement by two years instead of relying on the automatic one-year renewal provision in the employment agreement. On July 31, 2019, CLS Nevada and Mr. Decatur entered into a second amendment to his employment agreement to effect the original intention of the parties that the bonus provided for in Mr. Decatur’s employment agreement shall be based on the financial performance of Alternative Solutions and not of CLS Nevada. On December 16, 2019, Don Decatur resigned from his position as Chief Operating Officer of CLS Nevada, Inc., a wholly owned subsidiary of CLS Holdings USA, Inc., effective immediately, for personal reasons.

On March 1, 2019, the Company and Mr. Glashow entered into a two-year employment agreement and Mr. Glashow commenced serving as our President and Chief Operating Officer. Under the agreement, Mr. Glashow is entitled to receive an annual salary of $175,000. Further, he is entitled to receive a performance bonus equal to 1% of our annual EBITDA, and annual restricted stock awards in an amount equal to 1% of our annual EBITDA. Additionally, Mr. Glashow is entitled to a one-time signing bonus of 500,000 shares of our restricted common stock, half of which shall vest on March 1, 2020, and half of which shall vest on March 1, 2021. Effective March 1, 2019, and in connection with the employment agreement, Mr. Glashow and the Company entered into a Confidentiality, Non-Compete and Proprietary Rights Agreement. Pursuant thereto, Mr. Glashow agreed (i) not to compete with us during the term of his employment and for a period of one year thereafter, (ii) not to release or disclose our confidential information, and (iii) to assign the rights to all work product to us, among other terms.

Effective October 1, 2019, the Company and Mr. Glashow entered into an amendment to extend the term of his employment agreement by one year instead of relying on the automatic one-year renewal provision in the employment agreement, and to increase Mr. Glashow’s annual base salary to $200,000. The amendment also provides that in addition to his base salary, Mr. Glashow is entitled to receive, on an annual basis, a performance-based bonus equal to two percent (2%) of our annual EBITDA up to a maximum annual cash compensation of $1 million including base salary, and annual stock options, exercisable at the fair market value of our common stock on the effective date of grant, in an amount equal to 2% of our EBITDA up to $42.5 million and 4% of its annual EBITDA in excess of $42.5 million. Additionally, the amendment provides for certain change of control provisions, including a payment of up to three years base salary and bonuses up to a maximum of $1,000,000, if Mr. Glashow resigns or is terminated in connection with a change in control of the Company.

On April 8, 2019, Alternative Solutions and Mr. Carlson entered into a one-year employment agreement and Mr. Carlson commenced serving as Alternative Solutions’ Controller.  Under the agreement, Mr. Carlson is entitled to receive an annual salary of $110,000 and received a one-time signing bonus of 50,000 shares of restricted common stock of the Company, which shall become fully vested one year from the effective date of this agreement assuming Mr. Carlson remains employed by the Company on such date. In connection with the employment agreement, Mr. Carlson and the Company entered into a Confidentiality, Non-Compete and Proprietary Rights Agreement. Pursuant thereto, Mr. Carlson agreed (i) not to compete with the Company or Alternative Solutions during the term of his employment and, unless he is terminated without cause, for a period of one year thereafter, (ii) not to release or disclose the Company’s or Alternative Solutions’ confidential information, and (iii) to assign the rights to all work product to the Company, among other terms.  On May 1, 2019, the Company appointed Mr. Carlson as its Chief Financial Officer and Mr. Carlson will continue his employment with us pursuant to the terms of his employment agreement.

Director Compensation

To date, we have not paid our directors any compensation for services on our Board of Directors.  Our directors are, however, entitled to receive compensation as determined by the Board of Directors. On July 24, 2018, we awarded Star Associates, LLC, a limited liability company owned by Andrew Glashow, a director (and current officer) of CLS, a cash payment in the amount of $250,000 and 700,000 restricted shares of CLS’ common stock in recognition of Mr. Glashow’s efforts, through Star Associates, in successfully assisting us over the past year in negotiating and obtaining the financing necessary to acquire Alternative Solutions.

Outstanding Equity Awards at May 31, 2020

The following table sets forth information regarding outstanding stock options or unvested equity awards as of May 31, 2020. None of our named executive officers had any outstanding stock options or unvested equity awards as of May 31, 2020, except Mr. Glashow.

	Option Awards					Restricted Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jeffrey Binder	—	—	—	—	—	—		—		—	—

Andrew Glashow	—	—	—	—	—	250,000	(1)	15,000	(2)	—	—

Benjamin Sillitoe	—	—	—	—	—	—		—		—	—

1	As of May 31, 2020, Mr. Glashow had 250,000 shares of restricted stock (pursuant to his employment agreement) that vest on March 1, 2021.
2	The market value of our common stock is computed using the per share closing price of our common stock on the last trading day of our fiscal year ended May 31, 2020.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of September 18, 2020 by (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Our only class of voting securities is our common stock. To our knowledge, none of the shares listed below is held under a voting trust or similar agreement. To our knowledge, there are no pending arrangements, including any pledges by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. There were 126,521,416 shares of common stock issued and outstanding on September 18, 2020.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o CLS Holdings USA, Inc., 11767 S. Dixie Hwy, Suite 115, Miami, FL 33156.  Pursuant to SEC rules, we have included shares of common stock that the person has the right to acquire within 60 days from September 18, 2020.

Officers and Directors

Title of Class	Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Class
Common Stock	Jeffrey I. Binder	8,962,415	(2)	7.1%
Common Stock	Frank Koretsky	20,115,933	(3)	15.8%
Common Stock	Andrew Glashow	1,200,000	(4)	*
Common Stock	Benjamin Sillitoe	2,104,947	(5)	1.7%

	All directors and executive officers as a group (5 persons)	32,433,295	(6)	25.6%

* Indicates ownership of less than 1% of the outstanding shares of our common stock.

1

Except as otherwise indicated, to our knowledge, the persons named in this table have sole voting, investment and dispositive power with respect to all shares of common stock listed. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

2	Includes (i) 8,717,971 shares of our common stock held directly by Mr. Binder; and (ii) 244,444 shares acquirable upon exercise of warrants that are currently exercisable.

3

Includes (i) 13,474,821 shares of our common stock held directly by Mr. Koretsky; (ii) 1,198,568 shares acquirable upon exercise of warrants that are currently exercisable; and (iii) 5,442,544 shares of our common stock held of record by Newcan Investment Partners LLC. Mr. Koretsky is the beneficial owner and has voting and investment power over the securities held by Newcan Investment Partners LLC.

4

Includes (i) 250,000 shares of our common stock held directly by Mr. Glashow; (ii) 250,000 restricted shares of our common stock which vest on March 1, 2021, assuming that Mr. Glashow remains employed by us on such date or has been removed by us prior to such vesting date without cause; and (iii) 700,000 shares of our common stock held of record by Star Associates, LLC, an entity wholly owned by Mr. Glashow. Mr. Glashow is the beneficial owner of Star Associates, LLC and has voting and investment power over the securities held by Star Associates, LLC.

5	Represents shares of our common stock held directly by Mr. Sillitoe.

6

Includes (a) 24,547,739 shares of common stock directly held by directors and named executive officers; (b) 6,142,544 shares of common stock indirectly held by directors and named executive officers; (c) 1,443,012 shares of common stock issuable upon the exercise of warrants that are currently exercisable; (d) 250,000 shares of unissued restricted stock that vest on March 1, 2021; and (e) 50,000 shares of common stock directly held by officers who are not directors or named executive officers.

5% or Greater Shareholders

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Class
Common Stock	ILJ, LLC	12,380,090	(2)	9.8%
	10120 W. Flamingo Rd., Suite 4333, Las Vegas, NV 89135

Common Stock	Navy Capital Green Fund, LP	24,375,000	(3)	19.3%
	575 Lexington Avenue, 4th Floor, New York, NY 10002

Common Stock	Navy Capital Green Co-Invest Fund, LLC	12,500,000	(4)	9.9%
	575 Lexington Avenue, 4th Floor, New York, NY 10002

Common Stock	Jeffrey I. Binder	8,962,415	(5)	7.1%
	Miami, FL 33156

Common Stock	Frank Koretsky	20,115,933	(6)	15.9%
	Sunny Isles Beach, FL 33160

1

Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock. Beneficial ownership does not include any shares the holder may receive upon the conversion of interest that has accrued or that will accrue in the future with respect to the convertible debentures.

2	Represents shares of our common stock held directly by ILJ, LLC, an entity managed by Todd Swanson, a former manager of Alternative Solutions, which we acquired on June 27, 2018.

3

Includes (i) 7,500,000 shares of our common stock; (ii) 7,500,000 shares issuable upon exercise of warrants at $0.60 per share; (iii) 6,250,000 shares issuable upon conversion of convertible debentures; and (iv) 3,125,000 shares issuable upon exercise of warrants at $1.10 per share. Navy Capital Green Fund LP is a Delaware limited partnership, of which Navy Capital Green Management, LLC, a New York limited liability company, is the investment manager. The investment manager has shared power with John Kaden and Sean Stiefel, the managers of the investment manager, to vote and dispose of the shares.

4

Includes (i) 6,250,000 shares of our common stock; and (ii) 6,250,000 shares issuable upon conversion of warrants at $0.60 per share. Navy Capital Green Co-Invest Fund, LLC is a Delaware limited liability company, of which Navy Capital Green Management, LLC, a New York limited liability company, is the investment manager. The investment manager has shared power with John Kaden and Sean Stiefel, the managers of the investment manager, to vote and dispose of the shares.

5	Includes (i) 8,717,971 shares of our common stock held directly by Mr. Binder; and (ii) 244,444 shares issuable upon exercise of warrants that are currently exercisable.

6

Includes (i) 13,474,821 shares of our common stock held directly by Mr. Koretsky; (ii) 1,198,568 shares issuable upon exercise of warrants that are currently exercisable; and (iii) 5,442,544 shares of our common stock held of record by Newcan Investment Partners LLC. Mr. Koretsky is the beneficial owner and has voting and investment power over the securities held by Newcan Investment Partners LLC.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future. We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

REPORT OF THE AUDIT COMMITTEE

This report shall not be deemed incorporated by reference by a general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such acts.

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in the Audit Committee charter adopted by the Board of Directors, which is available on our website at www.clsholdingsinc.com/investors/ under “Governance Documents”. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of M&K CPAs, PLLC.

Our Audit Committee currently consists of all of the members of our Board of Directors, including Jeffrey Binder, Frank Koretsky and Andrew Glashow. Mr. Glashow serves as chairman of the Audit Committee. In evaluating the independence of its members and the composition of its planned committees, the Board of Directors utilizes the definition of “independence” developed by the Nasdaq Stock Market and SEC rules, including the rules relating to the independence standards for audit committee members and the non-employee director definition in Rule 16b-3 promulgated under the Exchange Act. The Board of Directors has determined that none of its current members is independent.

Our independent auditors have provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent auditors the firm’s independence.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended May 31, 2020.

Respectfully Submitted

September 28, 2020

/s/ Andrew Glashow, Audit Committee Chairman

/s/ Jeffrey Binder

/s/ Frank Koretsky

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Family Relationships

There are no family relationships between or among our executive officers and directors.

Related Party Transactions

Acquisition of Alternative Solutions

On June 27, 2018, we completed the purchase of all of the membership interests in Alternative Solutions, LLC and affiliated entities, Serenity Wellness Center, LLC dba Oasis Cannabis Dispensary Retail Store, Serenity Wellness Products, LLC dba City Trees Fresh Cannabis Production, Wholesale, and Serenity Wellness Growers, LLC dba City Trees Fresh Cannabis Cultivation, Wholesale (collectively, the “Oasis LLCs”) from the members of such entities (other than Alternative Solutions) (the “Oasis Acquisition”). The closing occurred pursuant to a Membership Interest Purchase Agreement entered into between the Company and Alternative Solutions on December 4, 2017, as amended (the “Acquisition Agreement”). Pursuant to the Acquisition Agreement, we acquired all of the membership interests in Alternative Solutions, the parent of the Oasis LLCs, from its members, and the membership interests in the Oasis LLCs owned by members other than Alternative Solutions. In connection with the closing, we employed Mr. Ben Sillitoe, the CEO and a member of Alternative Solutions, as the Chief Executive Officer of CLS Nevada, Inc., and Don Decatur, the COO and a member of the Oasis LLCs, as the Chief Operating Officer of CLS Nevada, Inc. Prior to the closing, Mr. Sillitoe owned 7.2940% of the membership interests in Alternative Solutions and Mr. Decatur owned 0.25% of the membership interests in each of the Oasis LLCs. Upon closing of the Oasis Acquisition, Messrs. Sillitoe and Decatur received $228,052.27 and $5,430.68, respectively, as consideration. During the fiscal year ended May 31, 2020, Mr. Sillitoe received an additional $117,798.13 as consideration and Mr. Decatur received an additional $0 as consideration. Additionally, in connection with the Oasis Acquisition, we issued Messrs. Sillitoe 1,604,947 shares and Decatur 55,147 shares, respectively, of our common stock.

On July 22, 2019, we issued 500,000 shares of common stock to Ben Sillitoe, the former Chief Executive Officer of CLS Nevada, in connection with his employment agreement and we issued 50,000 shares of common stock to Don Decatur, the former Chief Operating Officer of CLS Nevada, in connection with his employment agreement. Mr. Decatur resigned on December 16, 2019 and Mr. Sillitoe was terminated effective June 30, 2020.

PROPOSAL FOUR:  RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2021

The Audit Committee, which is responsible for the appointment, compensation and oversight of our independent auditors, has engaged M&K CPAs, PLLC (“M&K”) as our independent auditors to audit our consolidated financial statements for the year ending May 31, 2021. As a matter of good corporate governance, we are requesting that stockholders ratify the Audit Committee’s appointment of M&K as independent auditors. If stockholders do not ratify the appointment of M&K, the Audit Committee will reevaluate the appointment, but may retain such independent auditor. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Due to restrictions related to COVID-19, representatives of M&K will not attend the 2020 Annual Meeting in person, but representatives will be available during the 2020 Annual Meeting by telephone, will have the opportunity to make a statement and will respond to appropriate questions by stockholders.

Audit and Non-Audit Fees

The following table shows fees that we paid (or accrued) for professional services rendered by M&K for our fiscal years ended May 31, 2020 and 2019.

	Year Ended May 31,
	2020	2019
Audit Fees (1)	$71,400	$58,000
Audit-Related Fees (2)	-	-
Tax fees (3)	-	-
Total	$71,400	$58,000

(1)

Audit fees consist of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2)

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3)

Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state, and international tax compliance, acquisitions and international tax planning.

Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by M&K. The Audit Committee considers and approves at each meeting, as needed, anticipated audit and permissible non-audit services to be provided by M&K during the year and estimated fees.

Our independent auditor for the fiscal year ended May 31, 2020, M&K, has advised us that neither it, nor any of its members, has any direct financial interest in the Company as a promoter, underwriter, voting trustee, director, officer or employee.  All professional services rendered by M&K during the fiscal year ended May 31, 2020 were furnished at customary rates and were performed by full-time, permanent employees.

Vote Required and Recommendation

The selection of M&K as our independent certified public accountants for the fiscal year ending May 31, 2021 will be ratified if votes cast in favor of the proposal exceed votes cast against the proposal. Abstentions and broker non-votes will not count as either votes for or against this proposal.

The Board of Directors unanimously recommends that you vote FOR Proposal 4, to ratify the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021.

PROPOSAL FIVE: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, not less frequently than once every three years, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Our compensation programs are designed to effectively align our executives’ interests with the interests of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders. Stockholders are urged to read the section titled “Executive Compensation” in this proxy statement, which discusses how our executive compensation policies and practices implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Board of Directors believes that the objectives of our executive compensation program, as they relate to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Board of Directors believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation. Our Board of Directors believes that our policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goal. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our named executive officers, as described in this proxy statement, in accordance with the compensation disclosure rules of the SEC.

Accordingly, we are asking our stockholders to vote on the following resolution at the 2020 Annual Meeting:

RESOLVED, that the stockholders hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the SEC, including the compensation tables and the related material disclosed in this proxy statement.

This advisory non-binding proposal will be approved if votes cast in favor of the proposal exceed votes cast against the proposal. Abstentions and broker non-votes will have no effect on this proposal.

This vote is advisory, which means that the vote is not binding on us or our Board of Directors. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, our Board of Directors will evaluate whether any actions are necessary to address the concerns of stockholders.

The Board of Directors unanimously recommends that you vote FOR Proposal 5, to approve, on an advisory basis, the compensation of the Company’s named executive officers.

PROPOSAL SIX: RECOMMENDATION, ON AN ADVISORY BASIS, OF THE PREFERRED FREQUENCY FOR FUTURE NON-BINDING ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act provides that stockholders must be given the opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently we should seek future non-binding advisory votes to approve the compensation of our named executive officers.

By voting on this proposal, stockholders may indicate whether they would prefer that we conduct future non-binding advisory votes to approve the compensation of our named executive officers everyone, two or three years. Our Board of Directors has determined that a non-binding advisory vote to approve the compensation of our named executive officers every three years will allow our stockholders to provide sufficient direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement.

Stockholders will not be voting to approve or disapprove of the recommendation of our Board of Directors. This proposal provides stockholders simply with the opportunity to choose among three options: holding the vote every one, two or three years. The option that receives the highest number of votes will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on this proposal.

As an advisory vote, this proposal will not be binding on us or our Board of Directors. Our Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold a non-binding advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our stockholders. Notwithstanding the non-binding advisory nature of this vote, we recognize the value of understanding our stockholders’ preferences and look forward to hearing the preferences of our stockholders as to the frequency of a non-binding advisory vote on the compensation of our named executive officers.

The Board of Directors recommends that you vote for the option of THREE YEARS, as the preferred frequency for future non-binding advisory votes to approve the compensation of our named executive officers.

STOCKHOLDER MATTERS

Stockholder Communications with the Board

Any stockholder may communicate by mail with the Board or individual directors by contacting our Corporate Secretary at CLS Holdings USA, Inc., 11767 South Dixie Highway, Suite 115, Miami, Florida 33156 or via our website at www.clsholdingsinc.com. The Board has instructed the Corporate Secretary to review this correspondence and determine, in his or her discretion, whether matters submitted are appropriate for Board consideration. The Corporate Secretary may also forward certain communications to others at the Company for review and possible response. Communications such as customer or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board.

Stockholder Proposals for Inclusion in 2021 Proxy Statement

Pursuant to Rule 14a-8 of the SEC’s proxy rules, a stockholder intending to present a proposal to be included in the proxy statement for our 2021 Annual Meeting of Stockholders must deliver a proposal in writing to our principal executive offices no later than May 31, 2021 (or a reasonable time before we begin to print and mail the proxy materials for the 2021 Annual Meeting, if we change the date of the 2021 Annual Meeting by more than 30 days from the date of this year’s 2020 Annual Meeting). Proposals should be addressed to: Corporate Secretary, CLS Holdings USA, Inc., 11767 South Dixie Highway, Suite 115, Miami, Florida 33156. Proposals from stockholders must also comply with the SEC’s rules regarding the inclusion of stockholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

Other Stockholder Proposals for Presentation at 2021 Annual Meeting

Stockholder proposals intended to be presented at, but not included in the proxy materials for, our 2021 Annual Meeting of Stockholders, including director nominations for election to our Board, must be timely received by us in writing at our principal executive offices, addressed to the Corporate Secretary of the Company as indicated above. Under our Bylaws, to be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days, nor more than 90 days, prior to the meeting. If we give less than 70 days’ notice of the meeting date, however, notice by a stockholder will be deemed timely given if received by us not later than the close of business on the tenth day following either the date we publicly announce the date of our annual meeting or the date of mailing of the notice of the meeting, whichever occurs first. A stockholder’s notice to the Corporate Secretary must set forth the following information as to each matter the stockholder proposes to bring before the annual meeting:

•	A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

•	The name and record address of the stockholder proposing such business,

•	The class and number of shares beneficially owned by the stockholder, and

•	Any material interest of the stockholder in such business.

The SEC’s rules permit our management to vote proxies on a proposal presented by a stockholder as described above, in the discretion of the persons named as proxy, if:

•	We receive timely notice of the proposal and advise our stockholders in that year’s proxy materials of the nature of the matter and how management intends to vote on the matter; or

•	We do not receive timely notice of the proposal in compliance with our Bylaws.

OTHER BUSINESS

The Board knows of no other business to be brought before the 2020 Annual Meeting. If, however, any other business should properly come before the 2020 Annual Meeting, the persons named in the accompanying proxy will, to the extent permitted by applicable law, vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

We are sending only one Notice or one proxy statement to stockholders residing at the same address unless one of the stockholders has notified us of his or her desire to receive multiple copies. This practice, known as “householding,” reduces duplicate mailings, enabling us to save paper and reduce printing costs.

Stockholders residing at the same address who currently receive only one copy of the Notice or proxy statement and who would like to receive an additional copy of the proxy statement for this 2020 Annual Meeting or for future meetings may contact our Corporate Secretary by phone at (816) 305-8603 or by mail addressed to our Corporate Secretary at 11767 South Dixie Highway, Suite 115, Miami, Florida 33156.

By Order of the Board of Directors

Andrew Glashow

President, Chief Operating Officer and Corporate Secretary

Miami, Florida

September 28, 2020

CLS HOLDINGS USA, INC. 11767 S. DIXIE HIGHWAY SUITE 115 MIAMI, FL 33156

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 15, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 15, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D23883-P44453	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CLS HOLDINGS USA, INC.

The Board of Directors recommends a vote FOR the nominees listed in Proposals 1, 2, and 3.

1.	Election of Class I Director: To elect one member to the Board of Directors to serve for a one-year term as the Class I director.	For	Withhold

	Frank Koretsky	☐	☐	The Board of Directors recommends a vote FOR Proposals 4 and 5.		For	Against	Withhold

2.	Election of Class II Director: To elect one member to the Board of Directors to serve for a two-year term as the Class II director.	For	Withhold	4.	Ratification of the appointment of M&K CPAs, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021.	☐	☐	☐

	Andrew Glashow	☐	☐	5.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, as disclosed in this proxy statement.	☐	☐	☐
3.	Election of Class III Director: To elect one member to the Board of Directors to serve for a three-year term as the Class III director.	For	Withhold
				The Board of Directors recommends you vote for a frequency of 3 YEARS on Proposal 6.		1 Year	2 Years	3 Years	Abstain
	Jeffrey Binder	☐	☐
				6.	The preferred frequency for future non-binding advisory votes to approve the compensation of the Company's named executive officers.	☐	☐	☐	☐

NOTE: The Company may transact such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.
		Yes	No
Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.		☐	☐	Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D23884-P44453

CLS HOLDINGS USA, INC.
Annual Meeting of Stockholders
November 16, 2020 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Jeffrey Binder and Andrew Glashow, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common stock of CLS HOLDINGS USA, INC. that the undersigned stockholder is entitled to vote at the 2020 Annual Meeting of Stockholders of the Company to be held at 11:00 AM, EST on November 16, 2020, at Nelson Mullins Riley & Scarborough LLP, One Biscayne Tower, 21st Floor, 2 South Biscayne Blvd., Miami, FL 33131, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side